REVOLVING LOAN AGREEMENT Dated as of June 3, 2024 among ALTISOURCE SOLUTIONS, INC., as Borrower ALTISOURCE S.À R.L., as Guarantor and ALTISOURCE ASSET MANAGEMENT CORPORATION, as Lender ____________________________________________________________ ____________________________________________________________ DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

EXHIBITS A - Borrowing Request B - Form of Promissory Note DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

REVOLVING LOAN AGREEMENT This Revolving Loan Agreement, dated as of June 3, 2024 (this “Agreement”), is among Altisource Solutions, Inc., a Delaware corporation, as the borrower (the “Borrower”), the Borrower’s parent, Altisource S.à r.l., a private limited liability company (société à responsabilité limitée) organized and established under the laws of the Grand Duchy of Luxembourg (the “Guarantor”), and Altisource Asset Management Corporation, as the lender (the “Lender”). WHEREAS: On the terms and conditions provided herein, the Lender is willing to provide a revolving loan to the Borrower in an initial aggregate amount of $1,000,000 and with the potential to be increased up to $3,000,000 in the aggregate as set forth in this Agreement. The loan will be secured by a lien on certain accounts receivable and deposit accounts as provided in the Credit Documents. NOW, THEREFORE: In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows: 1. Definitions; Certain Rules of Construction. Except as the context otherwise explicitly requires, (a) the capitalized term “Section” refers to sections of this Agreement, (b) the capitalized term “Exhibit” refers to exhibits to this Agreement and the capitalized term “Schedule” refers to schedules to this Agreement, (c) references to “$” and “Dollars” are to United States dollars, (d) the word “including” shall be construed as “including without limitation”, (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, and (g) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to “the date hereof” mean the date first set forth above. “Affiliate” means a Person controlling, controlled by or under common control with any Credit Party. “Applicable Law” means, as to any Person, any law applicable or binding on such Person or any of its property, products, business, assets or operations or to which such Person or any of its property, products, business, assets or operations is subject. “Bankruptcy Code” means Title 11 of the United States Code. “Borrower” is defined in the preamble hereof. “Borrowing Base” means the sum of (a) the aggregate amount of Eligible Accounts Receivable plus (b) the amount of cash in the Pledged Account. “Borrowing Request” is defined in Section 2.2. “Business” means the Borrower’s property renovation program and related purposes. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 2 - FH12005342.8 “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law to close. “Change of Control” means (a) any Person or “group” (within the meaning of Rules 13d- 3 and 13d-5 under the Exchange Act) (other than (i) William C. Erbey, his estate, spouse, lineal descendants, legatees, legal representatives (in their capacities as such) or the trustee (in its capacity as such) of a bona fide trust of which one or more of the foregoing are the principal beneficiaries or grantors thereof, (ii) STS Master Fund, Ltd. and its Affiliates or (iii) any entity controlled, directly or indirectly, by any Persons referred to in the preceding clauses (i) or (ii) whether through the ownership of voting securities, by contract or otherwise) shall have acquired beneficial ownership or control of 50.0% or more on a fully diluted basis of the voting and/or economic interest in the equity interests of Holdings; (b) a majority of the seats on the board of directors (or similar governing body) of Holdings shall be occupied by Persons other than (i) directors on the date of this Agreement, (ii) directors whose election or nomination was approved by individuals referred to in clause (i) of this clause (b) constituting at the time of such election or nomination at least a majority of the board of directors (or similar governing body) of Holdings or (iii) directors whose election or nomination was approved by individuals referred to in clauses (i) or (ii) of this clause (b) constituting at the time of such election or nomination at least a majority of the board of directors (or similar governing body) of Holdings; or (c) Holdings fails to own and control, directly or indirectly, 100% of the equity interests of the Borrower. “Closing Date” means the Business Day on which the conditions precedent set forth in Section 5 shall have been satisfied (or waived in writing by the Lender) and a Revolving Loan Advance is made under Section 2.1. “Collateral” means the Property with respect to which a Lien is created (or purported to be created) under any Security Document. “Credit Documents” means: (a) this Agreement, the Security Documents and the Note; and (b) any other present or future agreement or instrument from time to time entered into by the Lender, on one hand, and a Credit Party, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document, each as from time to time in effect. “Credit Obligations” means all present and future liabilities, obligations and indebtedness of any Credit Party to the Lender, whether due or to become due or absolute or contingent, including under or in connection with this Agreement, the Note or any other Credit Document, including obligations in respect of principal, interest, fees, charges, indemnitees and expenses from time to time owing hereunder or under any other Credit Document, whether due before or after any bankruptcy proceedings with respect to such Credit Party and whether or not allowed as a claim in such proceedings. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 3 - FH12005342.8 “Credit Party” means the Borrower and the Guarantor. “Default” means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default. “Deposit Account Control Agreement” means the account control agreement in customary form among the Depositary, the Lender and the Borrower, as from time to time in effect, with respect to the Pledged Account. “Depositary” means HSBC Bank USA, N.A. or such other financial institution selected by Borrower subject to Lender’s consent. “Eligible Accounts Receivable” means (a) accounts receivable held by Borrower or its Affiliates owing from the Federal National Mortgage Association or other property renovation customers for work performed by the Borrower or its Affiliates in connection with the Business and (b) the accrued amounts to which the Borrower or its Affiliates reasonably expect to be entitled as a result of services performed under contracts with the Federal National Mortgage Association or other property renovation customers in connection with the Business, but which accrued amounts are not yet issued as accounts receivable described in clause (a) above. “Event of Default” is defined in Section 8.1. “Existing Debt” means (a) the Amended and Restated Credit Agreement dated as of February 9, 2023, among the Borrower, Parent, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent, as from time to time in effect and (b) the Credit Agreement dated as of June 22, 2021, between Parent and STS Master Fund, Ltd., as from time to time in effect, and, in each case, any replacement or refinancing of thereof. “GAAP” means generally accepted accounting principles as from time to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board, consistently followed. “Holdings” means Altisource Portfolio Solutions S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 33, Boulevard Prince Henri, L-1724 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register (Registre de commerce et des sociétés, Luxembourg) under number B72391. “Indebtedness” means all obligations (a) for borrowed money, (b) evidenced by notes or similar instruments, (c) for the deferred purchase price of property or services (other than ordinary trade payables), (d) for reimbursement of draws made under letters of credit, (e) with respect to net payments under hedging obligations, (f) secured by a Lien on such Person’s assets, even if the Person is not directly liable for such obligation, (g) of a general partner in a partnership (except to the extent such obligations are expressly non-recourse) and (h) guaranteeing the obligations described in the foregoing clauses (a) through (g) incurred by another Person. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 4 - FH12005342.8 “Indemnified Party” is defined in Section 10.2. “Lender” has the meaning provided in the preamble hereof. “Lien” means a security interest, mortgage, pledge, hypothecation, lien, charge or other similar encumbrance. “Loan” is defined in Section 2.1(a). “Material Adverse Change” means a material adverse change in the business, operations, assets, income or financial condition of the Credit Parties. “Maturity Date” means June 3, 2025; provided that the Maturity Date shall be automatically extended for one (1) year on each anniversary of the date hereof, unless the Lender or the Borrower provides notice of its intent to terminate this Agreement, after which, (a) if such notice is provided by the Borrower, the Maturity Date shall be the date that is 10 Business Days after the date of such notice and (ii) if such notice is provided by the Lender, the Maturity Date shall be the date that is 150 days after the date of such notice. “Note” is defined in Section 2.2. “Parent” has the meaning provided in the preamble hereof. “Person” means any present or future natural person or any corporation, association, partnership, joint venture, limited liability company, business trust, trust, organization, business, individual or government or any governmental agency or political subdivision thereof. “Pledged Account” means the Deposit Account as defined in Section 5.4 herein of the Borrower with the Depositary. “Property” means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible. “Revolving Commitment Amount” is defined in Section 2.1. “Revolving Loan Advance” is defined in Section 2.1. “Security Agreement” means the Security Agreement dated as of the date hereof, as from time to time in effect, between the Borrower and the Lender in form and substance reasonably satisfactory to the Lender. “Security Documents” is a collective reference to the Security Agreement, the Deposit Account Control Agreement and all other security documents delivered to the Lender granting or purporting to grant a Lien on any property of any Person to secure any Credit Obligations. “Shareholder Distributions” means, as to any Person, any dividends, distributions or repurchases with respect to equity interests of such Person. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 5 - FH12005342.8 “Subsidiary” means any Person of which the Borrower (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own more than 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold more than 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer. “Unused Commitment Fee” is defined in Section 4.6. 2. Revolving Loan Facility. 2.1 Revolving Loan. (a) Subject to all the terms and conditions of this Agreement, including satisfaction or written waiver of the conditions in Section 5 below, and so long as no Default exists, from time to time prior to the Maturity Date the Lender agrees to make loan advances (each, a “Revolving Loan Advance”) to the Borrower in such amounts as may be requested by the Borrower in accordance with Section 2.2. The sum of the aggregate principal amount of Revolving Loan Advances at any one time outstanding shall in no event exceed the lesser of (i) $1,000,000 (the “Revolving Commitment Amount”), provided that the Lender may, from time to time, in its discretion, increase the Revolving Commitment Amount in $500,000 increments up to a maximum of $3,000,000, and (ii) the Borrowing Base. The aggregate principal amount of Revolving Loan Advances outstanding from time to time under Section 2.1 is referred to as the “Loan”. (b) The Borrower may use the proceeds of the Loan in accordance with Section 7.4. 2.2 Borrowing Requests. The Borrower may from time to time request a Revolving Loan Advance under Section 2.1 by providing to the Lender a notice (which may be given by a telephone call and promptly confirmed in writing) not later than noon (Eastern time) on the second Business Day prior to the requested Closing Date. The notice must specify the amount of the requested Revolving Loan Advance (which shall not be less than $250,000 and in an integral multiple of $50,000) and be in substantially the form of Exhibit A (a “Borrowing Request”). Each such Revolving Loan Advance will be made by wiring the amount thereof to the Pledged Account on the requested Closing Date. 2.3 Note. The Borrower’s obligations to pay the Loan shall be evidenced by the Borrower’s promissory note in substantially the form of Exhibit B (the “Note”). 3. Interest Rate. The Loan shall bear interest at the rate of 12% per annum computed on the basis of a 365/366-day year; provided, however, that the Borrower and the Lender may mutually agree to adjust the interest rate from time to time. 4. Payment. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 6 - FH12005342.8 4.1 Payments at Maturity. On the Maturity Date or any accelerated maturity of the Loan as a result of an Event of Default, all principal and accrued interest on the Loan, as well as all other Credit Obligations then accrued and outstanding, shall be paid in full in cash. 4.2 Voluntary Prepayments. The Borrower may from time to time prepay all or any portion of the Loan in a minimum principal amount of $100,000 and integral multiples of $1,000 (or such lesser amount that constitutes the entire remaining outstanding principal amount of the Loan). 4.3 Mandatory Prepayments. If the Loan exceeds the Revolving Commitment Amount or the Borrowing Base, the Borrower shall prepay the Loan in the amount of such excess within five Business Days. 4.4 Reborrowing. The amounts of the Loan repaid may be reborrowed in accordance with Section 2, subject to the limitations thereof. 4.5 Interest. Interest shall be payable monthly in arrears on the first Business Day of each calendar month and as provided in Section 4.1. 4.6 Unused Commitment Fee. On the first Business Day of each month, the Borrower will pay to the Lender an unused commitment fee (the “Unused Commitment Fee”) equal to twenty-five hundredths of a percent (0.25%) per annum of the average amount of the excess of the Revolving Commitment Amount over the Loan during the preceding month. If the Revolving Commitment Amount is increased pursuant to Section 2.1, the Revolving Commitment Amount shall be deemed to be increased for purposes of the calculation of the Unused Commitment Fee ten (10) Business Days after the Lender notifies the Borrower in writing of such increase. 4.7 Allocation of Payments. Notwithstanding any provision herein to the contrary, all payments received by the Lender in respect of any Credit Obligation shall be applied to the Credit Obligations as follows: first, to the payment of all expenses and indemnification to which the Lender is entitled under the Credit Documents; second, to the payment of all accrued and unpaid interest on the Credit Obligations; third, to payment of principal of the Loan; fourth, to payment of any other amounts constituting Credit Obligations; and fifth, any remainder shall be for the account of the Borrower. 5. Conditions Precedent. The obligation of the Lender to make any Revolving Loan Advance pursuant to Section 2 shall be subject to the satisfaction (or waived in writing by the Lender), on or before the requested Closing Date, of the following conditions: DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 7 - FH12005342.8 5.1 Credit Documents. Each Credit Party shall have duly authorized, executed and delivered to the Lender this Agreement, the Note and the Security Documents, as applicable. 5.2 Representations and Warranties. The representations and warranties contained in Section 6 shall be true and correct in all material respects on and as of the Closing Date; no Default shall exist on the Closing Date prior to or immediately after giving effect to the transactions contemplated hereby. Each Borrowing Request pursuant to Section 2.2 shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Borrowing Request as to the matters specified in Section 6.1 (excluding the last sentence of such section) and Sections 6.3 to 6.7, inclusive. 5.3 Closing Fees and Expenses. The Borrower shall have paid to the Lender all reasonable expenses of the Lender, including reasonable and documented out-of-pocket fees and expenses of counsel and Collateral expenses. 5.4 Pledged Account. The Borrower shall have opened a depositary account (the “Pledged Account”) for the purpose of (a) collecting payments of accounts receivable from the Federal National Mortgage Association and other property renovation customers for work performed by the Borrower or its Affiliates in connection with the Business and (b) to fund the Business. 5.5 Perfection of Security. The Lender shall have received such Lien searches as it shall have reasonably requested, the results of which shall be reasonably satisfactory to it. The Borrower shall have duly authorized, executed, acknowledged, delivered, filed, registered and recorded such security agreements, notices, financing statements and other instruments as the Lender may have reasonably requested in order to perfect the Liens purported or required pursuant to the Credit Documents to be created in the Collateral and shall have paid (including with Loan proceeds) all filing or recording fees or taxes required to be paid in connection therewith, including any recording, mortgage, documentary, transfer or intangible taxes. 5.6 Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate proceedings of the Credit Parties. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document, or the granting of the Liens pursuant to the Security Documents, shall have been obtained and shall be in full force and effect. 5.7 General. All instruments, and legal and corporate proceedings, in connection with the transactions contemplated by this Agreement and each other Credit Document shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received copies of all documents, including records of corporate proceedings, which the Lender may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities. 5.8 Post Closing. Notwithstanding the foregoing, the Borrower shall deliver to the Lender the Deposit Account Control Agreement executed by the Depositary and the Borrower DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 8 - FH12005342.8 within 90 days after the Closing Date. Should the Borrower fail to timely provide the Deposit Account Control Agreement, Lender shall have the option in its sole discretion to refuse any Borrowing Request made pursuant to Section 2.2 until such time the Deposit Account Control Agreement is provided. Borrower’s failure to timely deliver the Deposit Account Control Agreement pursuant to this Section 5.8 shall not constitute an Event of Default. 6. Representations and Warranties. In order to induce the Lender to make Revolving Loan Advances to the Borrower, the Borrower represents and warrants that: 6.1 Organization and Business. Each Credit Party is a duly organized and validly existing corporation or limited liability company in good standing under the laws of the jurisdiction of its organization or formation, with all power and authority necessary (a) to enter into and perform this Agreement and each other Credit Document to which it is party, and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each Credit Party has taken all organizational action required to execute, deliver and perform this Agreement and each other Credit Document to which it is party. Copies of the certificate of incorporation or certificate of formation and bylaws or operating agreements of the Borrower have been previously delivered to the Lender and are correct and complete. The Borrower does not own any Subsidiaries. 6.2 Financial Statements; Changes in Condition. The Guarantor’s audited balance sheet and statements of income and cash flow for the year ended December 31, 2023 and unaudited balance sheet and statements of income and cash flow for the fiscal quarter ended March 31, 2024 fairly present, in all material respects, the consolidated financial condition and results of operations of the guarantor and its Subsidiaries in accordance with GAAP, subject in the case of the quarterly statements to normal year-end audit adjustments and the absence of footnotes. Since December 31, 2023, no Material Adverse Change has occurred. 6.3 Litigation. No litigation, at law or in equity, or any proceeding before any federal, state or municipal court, board or other governmental or administrative agency or any arbitrator is pending or to the actual knowledge of the Borrower threatened which challenges the Credit Documents and the transactions contemplated thereby or may be reasonably likely to result in any Material Adverse Change. No judgment, decree or order of any federal, state or municipal court, board or other governmental or administrative agency or arbitrator has been issued against the Borrower which has resulted, or creates a material risk of resulting, in any Material Adverse Change. 6.4 No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the grant of Collateral, nor the consummation of any transaction contemplated by any Credit Document, nor the fulfillment of the terms thereof or of any other agreement, instrument, deed or lease referred to in any Credit Document, has constituted or resulted in or will constitute or result in: DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 9 - FH12005342.8 (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which any Credit Party is a party or by which it is bound, or of the organizational documents of any Credit Party; (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to any Credit Party; (c) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of any Credit Party (other than Liens securing the Credit Obligations); (d) any redemption, retirement or other repurchase obligation of any Credit Party under any organizational document, agreement, instrument, deed or lease; or (e) any brokerage fee or similar amount due in connection with this Agreement other than amounts paid with the proceeds of the Loan on the Closing Date. No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any Credit Party in connection with the execution, delivery and performance of this Agreement or any other Credit Document, the transactions contemplated hereby or thereby or the making of any borrowing by the Borrower hereunder. 6.5 Taxes. The Borrower has filed (or obtained extensions to file) required material tax returns and paid all taxes due except such taxes as are being contested in good faith and as to which adequate reserves have been set aside in conformity with GAAP. 6.6 Compliance with Laws. The Borrower is in compliance in all material respects with all Applicable Laws, rules, regulations and orders, and has complied in all material respects with all valid requirements of governmental authorities. 6.7 Security Documents. Each Security Document is effective to create in favor of the Lender a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Collateral, when Uniform Commercial Code financing statements in appropriate form are filed in the appropriate filing office, the Security Documents shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Collateral and the proceeds thereof, as security for the Credit Obligations, in each case prior and superior in right to any other Person. 7. General Covenants. The Borrower covenants that, until all of the Credit Obligations shall have been paid in full, the Borrower will comply with the following provisions: 7.1 Financial Reporting. The Borrower shall make available on the Guarantor’s website or on EDGAR following the end of each of the first three calendar quarters of each year, the unaudited condensed, consolidated balance sheet of the Guarantor and its Subsidiaries, and the related unaudited condensed, consolidated statements of income and cash flows and notes to the condensed, consolidated financial statements, as of the end of such quarter, subject to normal DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 10 - FH12005342.8 year-end audit adjustments and following the end of each fiscal year, the audited consolidated balance sheet of the Guarantor and its Subsidiaries basis, and the related audited consolidated statements of income and cash flows, as of the end of such year. 7.2 Books and Records. The Borrower will keep proper books of records and account in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities. 7.3 Notice of Litigation, Defaults, etc. The Borrower shall promptly furnish to the Lender notice of any litigation or any administrative or arbitration proceeding which creates a reasonable risk of resulting, after giving effect to any applicable insurance, in a Material Adverse Change. Promptly upon acquiring knowledge thereof, the Borrower shall notify the Lender of the existence of any Default or Material Adverse Change, specifying the nature thereof and what action the Borrower has taken, is taking or proposes to take with respect thereto. 7.4 Other Information. From time to time at reasonable intervals upon written request of any authorized officer of the Lender, the Borrower shall furnish to the Lender such other information regarding the business, assets, financial condition, income or prospects of the Borrower as such officer may reasonably request, including copies of all financial statements, tax returns, licenses, agreements, leases and instruments to which the Borrower is party. 7.5 Use of Proceeds. The proceeds of any extension of credit hereunder shall be used only in connection with the Business. 7.6 Payment of Taxes and Other Amounts. The Borrower will pay (a) all material taxes, assessments and governmental charges imposed upon it or upon its property and (b) all accounts payable in conformity with customary trade terms, in each case unless the validity or amount thereof is being contested in good faith by appropriate proceedings, and the Borrower has established adequate reserves in accordance with GAAP. 7.7 Compliance with Laws. The Borrower will comply in all material respects with all Applicable Laws, rules, regulations and orders, and duly observe in all material respects all valid requirements of governmental authorities. 7.8 Liens. The Borrower will not, without the prior written consent of the Lender, create or incur or permit to exist any Lien upon any of the Collateral, other than (i) Liens securing the Credit Obligations or the Existing Debt and (ii) Liens permitted by the Existing Debt. 7.9 Shareholder Distributions. The Borrower may not make Shareholder Distributions at a time when an Event of Default has then occurred and is continuing or would result therefrom. 7.10 Merger; Sale of Collateral. The Borrower will not become a party to any merger or consolidation or, in a single transaction or series of related transactions, sell, lease, transfer or otherwise dispose of the Collateral other than transactions permitted by the Existing Debt. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 11 - FH12005342.8 7.11 No Change in Name, Location, etc. The Borrower will not change its name or identity, or change the location of its chief executive office or its chief place of business or the place where it keeps its books and records without ten (10) days’ prior written notice to the Lender. 8. Defaults. 8.1 Events of Default. Each of the following events is referred to as an “Event of Default”: (a) Payment. The Borrower shall fail to make any payment in respect of (i) interest or any fee on or in respect of any of the Credit Obligations as the same shall become due and payable or (ii) principal of any of the Credit Obligations as the same shall become due, whether at maturity or by acceleration or otherwise, and in each case such failure shall continue uncured for a period of five (5) Business Days. (b) Covenant Compliance. The Borrower shall fail to perform or observe (i) any provision of Sections 7.8 through 7.11 or (ii) any of the other provisions of the Credit Documents required to be performed or complied with by it and such failure under this clause (ii) continues for a period of thirty (30) days after the earlier of actual knowledge thereof by the Borrower or written notice thereof is given by the Lender to the Borrower. (c) Representations and Warranties. Any representation or warranty of or with respect to a Credit Party, pursuant to or in connection with this Agreement or any other Credit Document, or in any certificate, notice, financial statement or other report furnished to the Lender in connection herewith, shall be materially false on the date as of which it was made. (d) Judgments. A final judgment which, with other outstanding final judgments against the Borrower or the Guarantor, results, or creates a material risk of resulting, in a Material Adverse Change and in either case if (i) within sixty (60) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal or (ii) within sixty (60) days after the expiration of any such stay, such judgment shall not have been discharged. (e) Change of Control. A Change of Control occurs. (f) Bankruptcy. The Borrower or the Guarantor shall: (i) commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case; (ii) have filed against it a petition commencing an involuntary case under the Bankruptcy Code which shall not have been dismissed within sixty (60) days after the date on which such petition is filed; or file an answer or other pleading within such 60-day period admitting or failing to deny the material DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 12 - FH12005342.8 allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided; (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code; (iv) seek relief as a debtor under any Applicable Law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief (v) have entered against it an order by a court of competent jurisdiction (A) finding it to be bankrupt or insolvent, (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors or (C) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or (vi) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, a receiver or other custodian for, all or a substantial portion of its property. (g) Validity and Effect of Credit Documents. Any material provision of any Credit Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Credit Obligations, ceases to be in full force and effect; or any Credit Party or any Affiliate or a Credit Party contests in any manner the validity or enforceability of any provision of any Credit Document; or any Credit Party denies that it has any or further liability or obligation under any provision of any Credit Document, or purports to revoke, terminate or rescind any provision of any Credit Document. Any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Credit Party or any Affiliate of a Credit Party shall so assert, or any Lien created by any of the Security Documents shall cease to be perfected, enforceable and of the same effect and priority purported to be created thereby. 8.2 Certain Actions Following an Event of Default. If any one or more Events of Default shall occur and be continuing, then in each and every such case: (a) No Obligation to Extend Credit; Acceleration. Upon notice by the Lender the Borrower the Credit Obligations shall become automatically immediately due and payable; provided, however, that upon the occurrence of an Event of Default under Section 8.1(f), the unpaid balance of the Credit Obligations shall automatically become immediately due and payable. (b) Exercise of Rights. The Lender may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, either for DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 13 - FH12005342.8 specific performance of any covenant or condition contained in this Agreement or any other Credit Document. (c) Setoff. The Lender may offset and apply toward the payment of such balance or part thereof (and/or toward the curing of any Event of Default) any indebtedness from the Lender to any Credit Party, regardless of the adequacy of any security for the Credit Obligations, and the Lender shall have no duty to determine the adequacy of any such security in connection with any such offset. (d) Cumulative Remedies. To the extent not prohibited by Applicable Law which cannot be waived, all of the Lender’s rights hereunder and under each other Credit Document shall be cumulative. 8.3 Waivers. Each Credit Party hereby waives to the extent (a) not prohibited by Applicable Law or (b) as otherwise provided for herein: (i) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions of this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor; (ii) any requirement of diligence or promptness on the part of any Lender in the enforcement of its rights under this Agreement, the Note or any other Credit Document; and (iii) any and all notices of every kind and description which may be required to be given by any statute or rule of law. 9. Guaranty. 9.1 Guaranty of Credit Obligations. The Guarantor unconditionally guarantees that the Credit Obligations will be performed and paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guaranty being a guaranty of payment and not of collectability and being absolute and in no way conditional or contingent. In the event any part of the Credit Obligations shall not have been so paid in full when due and payable, the Guarantor will, immediately upon notice by the Lender or, without notice, immediately upon the occurrence of a bankruptcy Event of Default, pay or cause to be paid to the Lender the amount of such Credit Obligations which are then due and payable and unpaid. The obligations of the Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Credit Obligations as against the Borrower, any other Credit Party or any other Person. For purposes of this Section 9, the Credit Obligations shall be due and payable when and as the same shall be due and payable under the terms herein or any other Credit Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the bankruptcy code or other Applicable Law. 9.2 Continuing Obligation. The Guarantor acknowledges that the Lender has entered into this Agreement in reliance on this Section 9 being a continuing irrevocable agreement, and DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 14 - FH12005342.8 such Guarantor agrees that its guaranty may not be revoked in whole or in part. The obligations of the Guarantor hereunder shall terminate when all of the Credit Obligations have been indefeasibly paid in full in cash and discharged; provided, however, that: (a) if a claim is made upon the Lender at any time for repayment or recovery of any amounts or any property received by the Lender from any source on account of any of the Credit Obligations and the Lender repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by the Lender) or (b) if the Lender becomes liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantor shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Lender became liable (such amounts being deemed part of the Credit Obligations) to the same extent as if such amounts or property had never been received by the Lender, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations. Not later than five days after receipt of notice from the Lender, the Guarantor shall pay to the Lender an amount equal to the amount of such repayment or return for which the Lender have so become liable. Payments hereunder by a Guarantor may be required by the Lender on any number of occasions. 9.3 Waivers with Respect to Credit Obligations. Except to the extent expressly required herein or any other Credit Document, the Guarantor waives, to the fullest extent permitted by the provisions of Applicable Law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following): (a) presentment, demand for payment and protest of nonpayment of any of the Credit Obligations, and notice of protest, dishonor or nonperformance; (b) notice of acceptance of this guaranty and notice that credit has been extended in reliance on such Guarantor’s guaranty of the Credit Obligations; (c) notice of any Event of Default or of any inability to enforce performance of the obligations of the Borrower or any other Person with respect to any Credit Document or notice of any acceleration of maturity of any Credit Obligations; (d) demand for performance or observance of, and any enforcement of any provision of this Agreement, the Credit Obligations or any other Credit Document or any pursuit or exhaustion of rights or remedies against the Borrower or any other Person in respect of the Credit Obligations or any requirement of diligence or promptness on the part of the Lender in connection with any of the foregoing; (e) any act or omission on the part of the Lender which may impair or prejudice the rights of such Guarantor, including rights to obtain subrogation, DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 15 - FH12005342.8 exoneration, contribution, indemnification or any other reimbursement from the Borrower or any other Person, or otherwise operate as a deemed release or discharge; (f) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal; (g) any “single action” or “anti-deficiency” law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, against such Guarantor before or after the Lender’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Lender; (h) all demands and notices of every kind with respect to the foregoing; and (i) to the extent not referred to above, all defenses (other than payment or satisfaction in full) which the Borrower may now or hereafter have to the payment of the Credit Obligations, together with all suretyship defenses, which could otherwise be asserted by such Guarantor. The Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 9.3. No delay or omission on the part of the Lender in exercising any right under any other Credit Document or under any other guaranty of the Credit Obligations shall operate as a waiver or relinquishment of such right. No action which the Lender or the Borrower or any Guarantor may take or refrain from taking with respect to the Credit Obligations shall affect the provisions of this Section 9 or the obligations of the Guarantor hereunder. None of the Lender’s rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any Guarantor, or by any noncompliance by the Borrower or any Guarantor with any Credit Document, regardless of any knowledge thereof which the Lender may have or otherwise be charged with. 9.4 Lender’s Power to Waive, etc. The Guarantor grants to the Lender and the Lender full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being expressly waived to the fullest extent permitted by Applicable Law, and without in any way affecting the liability of such Guarantor under its guaranty hereunder: (a) To waive compliance with, and any Event of Default under, and to consent to any amendment to or modification or termination of any provision of, or to give any waiver in respect of, this Agreement, any other Credit Document, the Credit Obligations or any guaranty thereof (each as from time to time in effect); (b) To grant any extensions of the Credit Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 16 - FH12005342.8 operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Credit Parties or any other Person in respect of the Credit Obligations, whether or not rights against such Guarantor under this Agreement are reserved in connection therewith; (c) To take security in any form for the Credit Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in such collateral whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guaranties of the Credit Obligations and to proceed against any collateral or such guaranties in any order; (d) To collect or liquidate or realize upon any of the Credit Obligations or collateral in any manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations or collateral; and (e) To extend credit under this Agreement, any other Credit Document or otherwise in such amount as the Lender may determine, including increasing the amount of credit and the interest rate and fees with respect thereto, even though the condition of the Credit Parties (financial or otherwise, on an individual or consolidated basis) may have deteriorated since the date hereof. 9.5 Information Regarding the Borrower, etc. The Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Guarantor waives any obligation which may now or hereafter exist on the part of the Lender to inform such Guarantor of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, the Guarantor undertakes to keep informed of such risks and any changes therein. The Guarantor expressly waives any duty which may now or hereafter exist on the part of the Lender to disclose to such Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Borrower and its affiliates or their properties or management, whether now or hereafter known by the Lender. The Guarantor represents, warrants and agrees such the Guarantor assumes sole responsibility for obtaining from the Borrower all information concerning this Agreement and all other Credit Documents and all other information as to the Borrower and their affiliates or their properties or management as such Guarantor deems necessary or desirable. 9.6 Certain Guarantor Representations. The Guarantor represents that: (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by such Guarantor, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by such Guarantor, to induce the Lender to enter into this Agreement and to extend credit to the Borrower by making the guaranty contemplated by this Section 9; DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 17 - FH12005342.8 (b) the credit available under this Agreement will directly or indirectly inure to its benefit; (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Lender for this guaranty; (d) such Guarantor will not be rendered insolvent as a result of entering into this Agreement; (e) after giving effect to the transactions contemplated by this Agreement, such Guarantor will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as such debts become absolute and matured; (f) such Guarantor has, and will have, access to adequate capital for the conduct of its business; (g) such Guarantor has the ability to pay its debts from time to time incurred in connection therewith as such debts mature; and (h) such Guarantor has been advised by the Lender that the Lender are unwilling to enter into this Agreement unless the guaranty contemplated by this Section 9 is given by it. 9.7 Subrogation. The Guarantor agrees that, until the Credit Obligations are indefeasibly paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against the Borrower or any other Credit Party arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement. After the payment in full of the Credit Obligations, the Guarantor shall be entitled to exercise against the Borrower all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law. 9.8 Subordination. The Guarantor covenants and agrees that all indebtedness, claims and liabilities now or hereafter owing by the Borrower to such Guarantor whether arising hereunder or otherwise, including any obligations between the Borrower and Guarantor, are subordinated to the prior payment in full of the Credit Obligations and are so subordinated as a claim against the Borrower or any of their assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists. If, notwithstanding the foregoing, any payment with respect to any such indebtedness, claim or liability is received by any Guarantor in contravention of this Agreement, such payment shall be held in trust for the benefit of the Lender and promptly turned over to it in the original form received by such Guarantor. 9.9 Further Assurances. The Guarantor will, promptly upon the request of the Lender from time to time, execute, acknowledge and deliver, and file and record, all such DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 18 - FH12005342.8 instruments, and take all such action, as the Lender deems necessary or advisable to carry out the intent and purpose of this Section 9. 10. Expenses; Indemnity. 10.1 Expenses. The Borrower will pay (including from proceeds of the Loan): (a) all expenses of the Lender reasonably incurred in connection with the preparation of this Agreement, the transactions contemplated hereby, and operations hereunder and all transfer and documentary stamp and similar taxes at any time payable in respect of this Agreement or the Loan, and (b) all reasonable expenses incurred by the Lender in connection with the enforcement of any rights hereunder or under any other Credit Document upon the occurrence and during the continuance of a Default, including costs of collection and reasonable and documented out-of-pocket attorneys’ fees and expenses; provided, however, that notwithstanding the foregoing, the amount payable under clause (a) of this Section 9.1 shall not exceed $30,000. 10.2 General Indemnity. Each Credit Party shall indemnify the Lender and each of its directors, officers, employees, agents, attorneys, accountants, advisors, consultants and each Person, if any, who controls the Lender (the Lender and each of such directors, officers, employees, agents, attorneys, accountants, advisors, consultants and control Persons is referred to as an “Indemnified Party”) and hold each of them harmless from and against any and all claims, damages, liabilities and reasonable expenses (including reasonable and documented out-of-pocket fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with (a) the Indemnified Party’s compliance with or contest of any subpoena or other process issued against it in any proceeding involving any Credit Party or any of Affiliate of a Credit Party, (b) any litigation or investigation involving any Credit Party or any Affiliate of a Credit Party, or any officer, director or employee thereof, (c) the existence or exercise of any security rights with respect to the Collateral, (d) this Agreement, any other Credit Document or any transaction contemplated hereby or thereby, (e) any broker fee due in connection with this Agreement, or (f) any liabilities arising from breach of environmental laws or the release of hazardous substances for purposes of such laws; provided, however, that the foregoing indemnity shall not apply to litigation commenced by any Credit Party against the Lender which seeks enforcement of any of the rights of any Credit Party hereunder or under any other Credit Document and is determined adversely to the Lender in a final nonappealable judgment or to the extent such claims, damages, liabilities and expenses result from the Indemnified Party’s own gross negligence, willful misconduct or material breach of this Agreement as finally adjudicated in a final nonappealable judgment. 11. Successors and Assigns. Any reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of any Credit Party or the Lender that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns; provided, however, that neither the Lender nor the Borrower nor the Guarantor may assign its rights or obligations under this Agreement under any circumstances without the written consent of the other parties hereto. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 19 - FH12005342.8 12. Notices. Except as otherwise specified in this Agreement, any notice required to be given pursuant to this Agreement shall be given in writing. Any notice, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including email, telecopy (confirmed by telephone or writing) or similar tele- transmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answer back) or (b) in the case of a letter, five (5) days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified. If to any Credit Party, to it at the following address: Altisource Solutions, Inc. 2300 Lakeview Parkway, Suite 756 Alpharetta, GA 30009 Attention: Corporate Secretary Email: CorporateSecretary@Altisource.com Michelle.Esterman@Altisource.com with copies (which shall not constitute notice) to: Foley Hoag LLP 155 Seaport Boulevard Boston, MA 02210 Attention: Thomas Draper Email: tdraper@foleyhoag.com If to the Lender, to it at the following address: Altisource Asset Management Corporation 5100 Tamarind Reef Christiansted, VI 00820 Attention: Charles Frischer Email: charliefrischer@gmail.com 13. Course of Dealing, Amendments and Waivers. No course of dealing between the Lender and any Credit Party or any Affiliate of a Credit Party shall operate as a waiver of any of the Lender’s rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. No delay or omission on the part of the Lender in exercising any right under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Lender. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

- 20 - FH12005342.8 14. Arbitration. Each of the Credit Parties and the Lender agrees that: (a) Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. (b) Claims shall be heard by a single arbitrator under the Expedited Procedures of the American Arbitration Association. (c) The place of arbitration shall be New York, New York. The arbitration shall be governed by the laws of the State of New York. (d) The arbitrator will have no authority to award punitive or other damages not measured by the prevailing party’s actual damages, except as may be required by statute. The arbitrator shall not award consequential damages in any arbitration initiated under this section. The award of the arbitrator shall be accompanied by a reasoned opinion. (e) Except as may be required by law, neither a party nor the arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of the Borrower and the Lender. 16. General. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been material and relied on by the Lender, notwithstanding any investigation made by the Lender, and shall survive the execution and delivery to the Lender hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of New York. [The Remainder Of This Page Is Intentionally Blank] DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written. BORROWER: ALTISOURCE SOLUTIONS, INC. By ________________________________ Name: Michelle Esterman Title: Chief Executive Officer GUARANTOR: ALTISOURCE S.À R.L. By ________________________________ Name: Gregory Ritts Title: Authorized Signer LENDER: ALTISOURCE ASSET MANAGEMENT CORPORATION By _________________________________ Name: Richard G. Rodick Title: Chief Financial Officer DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

EXHIBIT A BORROWING REQUEST DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

EXHIBIT B NOTE [_______] [__], 202[_] FOR VALUE RECEIVED, the undersigned, Altisource Solutions, Inc. (the “Borrower”), hereby promises to pay Altisource Asset Management Corporation and its permitted assignees (the “Lender”), on the Maturity Date the aggregate unpaid principal amount of the loans made by the Lender to the Borrower pursuant to the Loan Agreement referred to below. The Loan shall bear interest at the rate of 12% per annum. All principal and accrued interest hereon shall be due and payable as provided in the Loan Agreement. Payments hereunder shall be made to Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, VI 00820, or such other place as may be designated by written notice to the Borrower from or on behalf of the Lender. All loans made by the Lender pursuant to the Loan Agreement referred to below and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such loan then outstanding shall be endorsed by the Lender on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower under this Note, such Loan Agreement or under any other Credit Document. This Note evidences the borrowings under, and is entitled to the benefits and security of, and is subject to the provisions of, the Revolving Loan Agreement dated as of June 3, 2024, as from time to time in effect (the “Loan Agreement”), among the Borrower, the Guarantor (as defined therein), and the Lender. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings so defined. In case an Event of Default shall occur and be continuing, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto, including the Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Loan Agreement, and assent to extensions of time of payment, or forbearance without notice. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

ALTISOURCE SOLUTIONS, INC.

By__________________________________
Name:
Title:

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FH12005342.8

LOAN AND PAYMENTS OF PRINCIPAL Date Amount of Loan Amount of Principal Repaid Unpaid Principal Balance Notation Made By ____________________________________________________________ ____________________________________________________________ ___________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ ____________________________________________________________ DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

FH12010629.6 ALTISOURCE SOLUTIONS, INC. SECURITY AGREEMENT This Security Agreement, dated as of June 3, 2024 (this “Agreement”), is between Altisource Solutions, Inc., a Delaware corporation (the “Borrower”), and Altisource Asset Management Corporation (the “Lender”). The parties hereto agree as follows: 1. Reference to Loan Agreement; Definitions; Certain Rules of Construction. Reference is made to the Loan Agreement dated as of the date hereof, as from time to time in effect (the “Loan Agreement”), among the Borrower, the Guarantor and the Lender. Capitalized terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain other capitalized terms are used in this Agreement as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term “Section” refers to sections of this Agreement, (b) the capitalized term “Schedule” refers to schedules to this Agreement, (c) references to a particular Section shall include all subsections thereof, (d) the word “including” shall be construed as “including without limitation”, (e) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and (g) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to “the date hereof” mean the date first set forth above. “Accounts” is defined in Section 2.1.1. “Agreement” means this Security Agreement as from time to time in effect. “Applicable Laws” is defined in Section 2.2. “Collateral” is defined in Section 2.1. “Event of Default” has the meaning defined in the Loan Agreement. “Person” means any corporation, limited or general partnership, limited liability company, governmental authority, individual human or any other entity. “UCC” means the Uniform Commercial Code as in effect in the State of New York on the date hereof; provided, however, that with respect to the perfection of the Lender’s lien on the Collateral and the effect of nonperfection thereof, the term “UCC” means the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by section 9-301 of the Uniform Commercial Code as in effect in the State of New York. 2. Collateral. 2.1. Grant of Security Interest. As security for the payment and performance of the Credit Obligations, the Borrower mortgages, pledges and collaterally grants and assigns to the Lender for the benefit of the holders from time to time of any Credit Obligations, and DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

2 creates a security interest in favor of the Lender in, all of the Borrower’s right, title and interest in and to (but none of its obligations or liabilities with respect to) the items and types of present and future property described in Section 2.1 (subject, however, to Section 2.2), whether now owned or hereafter acquired, all of which shall be included in the term “Collateral”: 2.1.1. Eligible Accounts Receivable. All rights to receive the payment of money, including accounts receivable, from the Federal National Mortgage Association and other property renovation customers for work performed by the Borrower or its Affiliates in connection with the Borrower’s property renovation program, including all Eligible Accounts Receivable (all such rights being referred to herein as “Accounts”). 2.1.2. Pledged Account. Only upon demand by the Lender when an Event of Default has occurred and is continuing, all money, cash and cash equivalents of the Borrower deposited in the Pledged Account in an aggregate amount at any time not in excess of (a) the Loan minus (b) the outstanding amount of Eligible Accounts Receivable. For the avoidance of doubt, no security interest under this Section 2.1.2 shall be in effect until (i) an Event of Default has occurred and is continuing and the Lender has made a demand for such security interest and (ii) the Loan exceeds the outstanding amount of Eligible Accounts Receivable at any time. 2.1.3. Books and Records. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining the Borrower’s books and records), all files, correspondence and all containers for the foregoing. 2.1.4. Proceeds and Products. All proceeds, including insurance proceeds, and products of the items of Collateral described or referred to in Sections 2.1.1 through 2.1.3. 2.2. Excluded Property. Notwithstanding Section 2.1, the payment and performance of the Credit Obligations shall not be secured by any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property (collectively, “Applicable Laws”), effectively prohibits (for purposes of section 9-408 of the UCC) the creation of a security interest therein; provided, however, that the provisions of this Section 2.2 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Borrower relating thereto. 3. Certain Covenants with Respect to Collateral. The Borrower covenants that: 3.1. Accounts and Pledged Indebtedness. The Borrower will, immediately upon the receipt thereof, deliver to the Lender any promissory note or similar instrument representing any Account from time to time, after having endorsed such promissory note or instrument in blank. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

3 3.2. No Liens or Restrictions on Transfer or Change of Control. All Collateral shall be free and clear of any liens and restrictions on the transfer thereof, including contractual provisions which prohibit the assignment of rights under contracts, except for liens permitted by the Loan Agreement and restrictions on transfer under Applicable Law. Without limiting the generality of the foregoing, the Borrower will use commercially reasonable efforts to exclude from agreements, instruments, deeds, permits or licenses to which it becomes a party after the date hereof provisions that would prevent the Borrower from creating a security interest in such agreement, instrument, deed, permit or license or any rights or property acquired thereunder as contemplated hereby. 3.3. Jurisdiction of Organization. The Borrower shall at all times maintain its jurisdiction of organization as in effect on the date hereof or, so long as the Borrower shall have taken all steps reasonably necessary to perfect the Lender’s security interest in the Collateral with respect to such new jurisdiction, in such other jurisdiction as the Borrower may specify by notice actually received by the Lender not less than 10 Business Days prior to such change of jurisdiction of organization. 3.4. Location of Collateral. The Borrower shall at all times keep its records concerning the Accounts at its chief executive office and principal place of business, which office and place of business shall be at the address for notices set forth in the Loan Agreement or at such other address as the Borrower may specify by notice actually received by the Lender prior to such change of address. 3.5. Trade Names. The Borrower will not adopt or do business under any name other than its name set forth in the recitals to this Agreement or any other name specified by notice actually received by the Lender not less than 10 Business Days prior to the conduct of business under such additional name. Since its inception, the Borrower has not changed its name or adopted or conducted business under any trade name. 3.6. Modifications to Collateral. Except with the prior written consent of the Lender, which consent will not be unreasonably withheld, the Borrower shall not amend or modify, or waive any of its rights under or with respect to, any material Accounts if the effect of such amendment, modification or waiver would be to reduce the amount of any such items or to extend the time of payment thereof, to waive any default by any other party thereto, or to waive or impair any remedies of the Borrower or the Lender under or with respect to any such Accounts, in each case other than consistent with past practice in the ordinary course of business and on an arm’s-length basis. The Borrower will promptly give the Lender written notice of any request by any Person for any material adjustment or modification with respect to any Account. 3.7. Delivery of Documents. Upon the Lender’s reasonable request, the Borrower shall deliver to the Lender, promptly upon the Borrower’s receipt thereof, copies of any agreements, instruments, documents or invoices comprising or relating to the Collateral. Pending such request, the Borrower shall keep such items at its chief executive office and principal place of business (as specified pursuant to Section 3.4). 3.8. Perfection of Collateral. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

4 (a) This Agreement creates and shall create in favor of the Lender, and the holders of any Credit Obligation, a legal, valid and enforceable security interest in the Collateral described herein, subject only to liens permitted by the Loan Agreement. (b) The Lender may at any time and from time to time file UCC financing statements, continuation statements and amendments thereto that describe the Collateral and contain any information required by the UCC or the applicable filing office with respect to any such UCC financing statement, continuation statement or amendment thereof, including the filing of UCC financing statements covering all assets of the Borrower. (c) Upon the Lender’s reasonable request from time to time, the Borrower will execute and deliver, and file and record in the proper filing and recording places, as applicable, all such documents, and will take all such other action, as the Lender deems reasonably necessary for perfecting or otherwise confirming to it the Collateral or to carry out any other purpose of this Agreement or any other Credit Document. (d) In furtherance of the foregoing, the Borrower shall use reasonable efforts to obtain control of any deposit accounts with any agreements establishing such control to be in form and substance reasonably satisfactory to the Lender. 4. Administration of Collateral. The Collateral shall be administered as follows, and if an Event of Default shall have occurred and be continuing, Section 5 shall also apply. 4.1. Use of Collateral. Until the Lender provides written notice of an Event of Default that has occurred and is continuing, the Borrower may use, commingle and dispose of any part of the Collateral in the ordinary course of its business (including making Shareholder Distributions), all subject to the Loan Agreement. To the extent specified by prior written notice from the Lender after the occurrence and during the continuance of an Event of Default, all sums collected or received and all property recovered or possessed by the Borrower in connection with any Collateral shall be received and held by the Borrower in trust for and on the Lender’s behalf, shall be segregated from the assets and funds of the Borrower, and shall be delivered to the Lender. 4.2. Account Control Agreements. The Lender shall not deliver a notice of exclusive control or otherwise exercise exclusive control remedies under any account control agreement unless an Event of Default has occurred and is continuing. 5. Right to Realize upon Collateral. This Section 5 shall govern the Lender’s rights to realize upon the Collateral if any Event of Default shall have occurred and be continuing. The provisions of this Section 5 are in addition to any rights and remedies available at law or in equity and in DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

5 addition to the provisions of any other Credit Document. In the case of a conflict between this Section 5 and any other Credit Document, this Section 5 shall govern. 5.1. Assembly of Collateral; Receiver. The Borrower shall, upon the Lender’s request, assemble the Collateral and otherwise make it available to the Lender. The Borrower shall cooperate with the Lender and, upon the Lender’s request transfer or sell, at the direction of Lender, any portion or all of the Collateral. The Lender may have a receiver appointed for all or any portion of the Borrower’s assets or business which constitutes the Collateral in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral in accordance with the terms of the Credit Documents, to continue the operations of the Borrower and to collect all revenues and profits therefrom to be applied to the payment of the Credit Obligations, including the compensation and expenses of such receiver, all in accordance with Applicable Laws. 5.2. General Authority; Power of Attorney. To the extent specified in written notice from the Lender to the Borrower, the Borrower grants the Lender full and exclusive power and authority, subject to the other terms hereof, the Loan Agreement and Applicable Laws, to take any of the following actions (for the sole benefit of the Lender or any holders of a Credit Obligation, but at the Borrower’s expense): (a) To ask for, demand, take, collect, sue for and receive all payments in respect of any Accounts which the Borrower could otherwise ask for, demand, take, collect, sue for and receive for its own use. (b) To extend the time of payment of any Accounts and to make any allowance or other adjustment with respect thereto. (c) To settle, compromise, prosecute or defend any action or proceeding with respect to any Accounts and to enforce all rights and remedies thereunder which the Borrower could otherwise enforce. (d) To enforce the payment of any Accounts, either in the name of the Borrower or in its own name, and to endorse the name of the Borrower on all checks, drafts, money orders and other instruments tendered to or received in payment of any Collateral. (e) To notify the third party payor with respect to any Accounts of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Lender; provided, however, that whether or not the Lender shall have so notified such payor, the Borrower will at its expense provide all reasonable assistance to the Lender in collecting such items and in enforcing claims thereon. (f) To use, operate, sell, transfer, assign or otherwise deal in or with any Collateral or the proceeds thereof, as fully as the Borrower otherwise could do. DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

6 (g) To do all other acts necessary to carry out the purposes of this Agreement, as fully and completely as though the Lender were the absolute owner of the Collateral for all purposes. The Borrower hereby appoints and constitutes the Lender as its attorney-in-fact with full power and authority, in its place and stead, after the occurrence and during the continuance of an Event of Default and upon notice to the Borrower, to take the actions described above in this Section 5.2, which appointment is irrevocable and coupled with an interest. 5.3. Marshaling, etc. The Lender shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, the Borrower or other pledgor with respect to the payment of the Loan or to pursue or exhaust any of its rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof prior to exercising remedies under this Agreement. The Lender shall not be required to marshal the Collateral or any guarantee of the Credit Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its rights hereunder or under any other Credit Document shall be cumulative. To the extent it may lawfully do so, the Borrower absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. 5.4. Sales of Collateral. The Lender may or may direct the Borrower to sell any part of the Collateral for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice, all in accordance with Applicable Laws; provided, however, that unless the Collateral to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Borrower 10 days’ prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice the Borrower and the Lender agree to be reasonable. At any sale or sales of Collateral, the Lender or any of its assignees may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the Credit Obligations owed to it as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the Borrower, except for the proceeds of such sale or sales pursuant to Section 5.5. The Borrower acknowledges that any such sale will be made by the Lender on an “as is” basis with disclaimers of all warranties, whether express or implied (including warranties with respect to title, possession, quiet enjoyment and other similar warranties). The Borrower will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action, as the Lender shall reasonably request in connection with any such sale. 5.5. Application of Proceeds. The proceeds of all sales and collections in respect of any Collateral or other assets of the Borrower, all funds collected from the Borrower and any cash contained in the Collateral, the application of which is not otherwise specifically provided for herein, shall be applied as follows: DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

7 (a) First, to the payment of the costs and expenses of such sales and collections, the reasonable expenses of the Lender and the reasonable fees and expenses of its counsel; (b) Second, any surplus then remaining to the payment of the Credit Obligations in such order and manner as the Lender may in its reasonable discretion determine; and (c) Third, any surplus then remaining shall be paid to the Borrower, subject, however, to any rights of the holder of any then existing lien who has duly presented to the Lender an authenticated demand for proceeds before the Lender’s distribution of the proceeds is completed. 6. Custody of Collateral. Except as provided by Applicable Laws that cannot be waived, the Lender will have no duty as to the custody and protection of the Collateral, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Collateral in its possession. The Lender will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Lender acting in good faith. 7. Defeasance. Upon payment in full of the Credit Obligations at a time when the Borrower does not have any right to any future extension of credit under the Credit Documents, (a) this Agreement shall terminate and be of no further force or effect, and (b) upon the request of the Borrower and at its expense, the Lender shall execute and deliver such documents and take such other steps as may be reasonably necessary to evidence termination of its security interests in the Collateral. 8. General. Addresses for notices, consent to jurisdiction, jury trial waiver and numerous other provisions applicable to this Agreement are contained in the Loan Agreement. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforceable to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as may be required by the UCC of other jurisdictions with respect to matters involving the perfection of the Lender’s lien on the Collateral located in such other jurisdictions. [the remainder of this page is intentionally blank] DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA

[SIGNATURE PAGE TO SECURITY AGREEMENT] FH12010629.6 Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first written above. BORROWER: ALTISOURCE SOLUTIONS, INC. By ________________________________ Name: Michelle Esterman Title: Chief Executive Officer LENDER: ALTISOURCE ASSET MANAGEMENT CORPORATION By ________________________________ Name: Richard G. Rodick Title: Chief Financial Officer DocuSign Envelope ID: C6CDDD63-18AD-42F6-A2DD-DF3451F80FDA